                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  ----------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  January 9, 1997


                              Discreet Logic Inc.
                              -------------------
            (Exact name of Registrant as specified in its charter)


            Quebec                            0-26100        98-0150790
------------------------------------------  -----------   ------------------
(State or other jurisdiction                (Commission   (IRS Employer
       of Incorporation)                    File Number)  Identification No.)

5505 Boulevard St. Laurent, Suite 5200
     Montreal, Quebec, Canada                                  H2T 1S6
------------------------------------------                ------------------
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:  (514) 272-0525
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Item 8.        Change in Fiscal Year

     On January 9, 1997, the Board of Directors of Discreet Logic Inc. (the "Company") approved the change of the Company's fiscal year end from July 31 to June 30. The Company will file Forms 10-Q for the two month period ended December 31, 1996 and for the three month period ending March 31, 1997 and an annual report on Form 10-K will be filed to cover the 11-month transition period from August 1, 1996 to June 30, 1997.

     In connection with the change, it is anticipated that the Annual Meeting of Shareholders of the Company will now be held in November of each year. To be considered for inclusion in the proxy materials of the Company for the next Annual Meeting of Shareholders, any shareholder proposals must be submitted to the Company by July 30, 1997.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DISCREET LOGIC INC.
January 23, 1997

                                    By:  /s/ Francois Plamondon
                                       ---------------------------
                                       Francois Plamondon
                                       Senior Vice President,
                                       Chief Financial Officer, Treasurer and
                                       Secretary